R.AI.SE SUMMIT April 2024

This presentation has been designed to provide general information about Applied Digital Corporation (“Applied Digital” or the “Company”). Any information contained or referenced herein is suitable only as an introduction to the Company. The information contained in this presentation is for informational purposes only. The information contained herein does not constitute or form a part of, and should not be construed as, any offer for sale or subscription of, or any invitation to offer, buy or subscribe for, any securities, nor shall there be any offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful. This document is not a prospectus. The information contained in this presentation is not investment or financial product advice and is not intended to be used as the basis for making an investment decision. Neither the Company, nor any of its respective affiliates make any representation or warranty, express or implied as to, and no reliance should be placed on, the fairness, accuracy, completeness or correctness of any of the information or opinions contained in this presentation. This presentation has been prepared without taking into account the investment objectives, financial situation particular needs of any particular person. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of the platform and solutions of Applied Digital. Forward-Looking Statements This presentation contains forward-looking statements that reflect the Company’s current expectations and projections with respect to, among other things, its financial condition, results of operations, plans, objectives, future performance and business. When used in this presentation, the words “could,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Forward-looking statements include all statements that are not historical facts. Forward-looking statements are based on information available at the time those statements are made and/or management’s good faith beliefs and assumptions as of that time with respect to future events. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. Forward-looking statements may include statements about the Company’s future financial performance, including the Company’s expectations regarding net revenue, operating expenses, and its ability to achieve and maintain future profitability; the Company’s business plan and ability to effectively manage growth; anticipated trends, growth rates, and challenges in the Company’s business, particularly in the fields of High-Performance Computing (HPC) and Artificial Intelligence (AI); further development and market acceptance of technologies related to HPC and AI; further development of the Company’s facilities and customer base for related services; beliefs and objectives for future operations; trends in revenue, cost of revenue, and gross margin; trends in operating expenses, including technology and development expenses, sales and marketing expenses, and general and administrative expenses, and expectations regarding these expenses as a percentage of revenue; increased expenses associated with being a public company; and other statements regarding the Company’s future operations, financial condition, and prospects and business strategies. There is no assurance that any forward-looking statements will materialize. You are cautioned not to place undue reliance on forward-looking statements, which reflect expectations only as of this date. Applied Digital does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise. Market and Industry Data This presentation includes information concerning economic conditions, the Company’s industry, the Company’s markets and the Company’s competitive position that is based on a variety of sources, including information from independent industry analysts and publications, as well as Applied Digital’s own estimates and research. Applied Digital’s estimates are derived from publicly available information released by third party sources, as well as data from its internal research, and are based on such data and the Company’s knowledge of its industry, which the Company believes to be reasonable. Any independent industry publications used in this presentation were not prepared on the Company’s behalf. This information involves many assumptions and limitations, and you are cautioned not to give undue weight to these estimates. The Company has not independently verified the accuracy or completeness of the data contained in these industry publications and other publicly available information. Accordingly, we make no representations as to the accuracy or completeness of that data nor do we undertake to update such data after the date of this presentation. An investment in the Company entails a high degree of risk and no assurance can be given that the Company’s objective will be achieved or that investors will receive a return on their investment. Recipients of this presentation should make their own investigations and evaluations of any information referenced herein. Disclaimer 2

3 Wes Cummins C H A I R M A N & C E O • Holds a BSBA from Washington University in St. Louis where he majored in Finance and Accounting • 272 Capital L.P., 2020 – Present, Founder and CEO • Nokomis Capital, 2012 – 2020, Research Analyst • B. Riley & Co, 2002 – 2011, President • Current Board Member at Vishay Precision Group, Inc. (NYSE: VPG), and Sequans Communications (NYSE: SQNS) Former Board Member at Telenav (NASDAQ:TNAV) W H O W E A R E Applied Digital (NASDAQ: APLD) is a U.S. based operator of next- generation digital infrastructure, providing cost-competitive solutions to High-Performance Compute (HPC) and Artificial Intelligence (AI).

BUSINESS OVERVIEW

Offering Industry Leading Infrastructure Solutions and Compute Intensive Applications

	What We Offer	Who Are Our Customers	Key Segment Stats
AI BASED CLOUD SERVICES	Rent AI/ML companies access to accelerated cloud compute (GPU servers) to train and run applications	AI / ML Companies + Enterprises	34,000+ Nvidia GPUs ordered
HPC DATA CENTERS	Own & provide hosting infrastructure through purpose build HPC data centers for the new wave of technological platforms and services	AI Foundational Models and Cloud Service Providers	400MW+ In Development
BLOCKCHAIN DATA CENTERS	Provide hosting infrastructure (power and maintenance) to blockchain infrastructure companies	Blockchain Miners	~280MW Operating

Applied Digital 4

THE AI BOOM

The Rise of AI and Its Demand

2023 AI BIG BANG (Induced by ChatGPT)

Training LLM's – A capacity race for accelerated infrastructure


GPT-3
175 Billion Parameters
499 Billion Tokens
100 Tokens = 75 Words
GPT-4
10X GPT-3
Gemini
Grok
LLMs
High Speed Networking
Massive GPU Compute

The AI Perfect Storm

Applied Digital 5

AI BOOM

The Challenge of Power Shortage

The AI surge is pushing global data center power demand from 49 GW in 2023 to an expected 96 GW by 2026, with AI consuming around 40 GW. This rapid growth faces a significant power supply challenge, highlighting the urgent need for scalable energy solutions.



Global Data Center Critical IT Power (Megawatts - MW)
Non-AI Data Center Critical IT Power
AI Data Center Critical IT Power
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
2022
2023
2024
2025
2026
2027
2028
semianalysis

Source: SemiAnalysis 2024

Applied Digital 6

EVOLUTION OF DATA CENTERS

From Population to Power

Traditional Data Centers Traditionally, data centers needed to be close to population centers. This proximity was crucial to ensure fast response times and low latency for users.

AI Data Centers AI data centers shift the paradigm. They are less dependent on being near population centers and consume up to 300% more power compared to traditional ones.

Strategic Location: In response to the evolving data center landscape, our location strategy aligns with pursuing cost-effective and sustainable power sources. This deliberate move ensures a balance between the robust power needs of AI computations and economic-environmental considerations. Key to this strategy is our access to Gigawatts of low-cost energy in North Dakota, complemented by our proven ability to deploy high-quality data centers rapidly.


APPLIED DIGITAL
facebook
Microsoft
Google
Future location of many planned AI data centers

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EVOLUTION OF DATA CENTERS

Understanding AI Data Centers

TRADITIONAL
DATA CENTERS

- Low IT MW Load
- Low-Power Density Design (12-15kW)
- Located Near Major Cities
- Optimized for High-Speed, Ultra Low Latency

NEXT-GEN AI
DATA CENTERS

- Requires Purpose Built Infrastructure Designed to Support Significant Energy Consumption
- High Density Support (Up to 120kW)
- Better Suited for More Remote Geographies
- Training is Latency Insensitive



NOT efficient to convert legacy to AI data centers due to design layout and power demands



Traditional Data Center Purpose Built for These Markets

Web 1.0

- Internet backbone
- Individual Servers
- Buffering and Waiting

Web 2.0

- Internet backbone
- Centralized Data
- Streaming Apps-Instantaneous

Next-Gen AI
Data Centers

High Performance Compute

- Artificial Intelligence
- Machine Learning
- Language Processing
- Drug Discovery
- Graphics Rendering

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EVOLUTION OF DATA CENTERS

AI Site Selection

AI Inference

AI-generated data is advanced to inference phases or AI "production" environments, often integrating with cloud platforms. These stages typically adhere to traditional market preferences for location and latency

- ✓ High Density
- ✓ Redundancy
- ✓ Latency Is a Priority
- ✓ Uptime Is a Crucial Requirement

AI Training

AI training demands extensive, uninterrupted space and power for limited periods. While specific site proximity or low latency isn't crucial, a location within approximately 300km of existing infrastructure remains preferred.

- ✓ High Density
- ✗ Redundancy Not Required
- ✗ Latency Is Not a Focus
- ✗ Uptime is Not a Focus / Requirement

In the short term, the surge in demand will primarily be driven by AI training workloads, with the U.S. fulfilling most requirements. However, international demand is expected to grow progressively.

Source: EY Parthenon 2024

Applied Digital 9

EVOLUTION OF DATA CENTERS

Purpose-Built Infrastructure as a Solution

Data Center Block - Building 1

- Critical IT Capacity - 100MW

Typical Building

- Three story 428,000 GSF building
- 1st Floor - Central Utilities
- 2nd & 3rd Floors – Data halls
- 2 Data Halls – 50MW IT Load Each
- Peak rack load of 120kW/rack
- Peak PUE of 1.3, annual average of 1.2

Common Building

- Office and Storage Space (client and owner)
- Loading dock bays (2) capable of servicing full-size 53' trailers.
- IDF and meet me rooms
- Dedicated Network and Security Operations Centers
- Storage (client and owner)
- Metered Direct Water Source



Applied Digital's North Dakota ELN02 AI Data Center Rendering

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EVOLUTION OF DATA CENTERS

Looking Ahead: The Future of AI Infrastructure

Due to the escalating power shortages affecting data centers, companies are urgently strategizing to secure data center resources. This situation is leading to the exploration of both immediate and future-oriented solutions to ensure sustainability and operational efficiency in the face of growing demands.

Immediate Solution

- Harness stranded power locations across the globe (Applied Digital Has a 1.6GW Pipeline)
- Increase Data Center Efficiency

Long Term Solution

- Baseload Power Generation (Nuclear)
- More Efficient GPUs (I.E. Blackwell GPU)
- Continue to Increase Data Center efficiency

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info@applieddigital.com THANK YOU